UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 15, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On December 15, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 15, 2003 is filed as
               Exhibit 99.1 hereto.

GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  December 15, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 15, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 15, 2003


                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    December 15, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        118,614,000.00            0.00            0.00           0.00            0.00     0.00      0.00                0.00
A2        138,336,000.00  133,617,545.80   14,227,206.01     171,253.15   14,398,459.16     0.00      0.00      119,390,339.79
A3        124,956,000.00  124,956,000.00            0.00     216,173.88      216,173.88     0.00      0.00      124,956,000.00
A4        114,082,000.00  114,082,000.00            0.00     258,205.59      258,205.59     0.00      0.00      114,082,000.00
B          17,148,000.00   17,148,000.00            0.00      37,454.09       37,454.09     0.00      0.00       17,148,000.00
C           9,233,000.00    9,233,000.00            0.00      28,837.74       28,837.74     0.00      0.00        9,233,000.00
D          11,666,000.00   11,666,000.00            0.00      53,469.17       53,469.17     0.00      0.00       11,666,000.00
CERT                0.00            0.00            0.00           0.00            0.00     0.00      0.00                0.00
TOTALS    534,035,000.00  410,702,545.80   14,227,206.01     765,393.62   14,992,599.63     0.00      0.00      396,475,339.79
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36292RAA9         0.00000000      0.00000000    0.00000000    0.00000000       0.00000000        A1          1.300000 %
A2      36292RAB7       965.89135005    102.84528980    1.23795071  104.08324052     863.04606024        A2          1.538000 %
A3      36292RAC5     1,000.00000000      0.00000000    1.73000000    1.73000000   1,000.00000000        A3          2.076000 %
A4      36292RAD3     1,000.00000000      0.00000000    2.26333330    2.26333330   1,000.00000000        A4          2.716000 %
B       36292RAE1     1,000.00000000      0.00000000    2.18416667    2.18416667   1,000.00000000        B           2.621000 %
C       36292RAF8     1,000.00000000      0.00000000    3.12333369    3.12333369   1,000.00000000        C           3.748000 %
D       36292RAG6     1,000.00000000      0.00000000    4.58333362    4.58333362   1,000.00000000        D           5.500000 %
TOTALS                  769.05548475     26.64096175    1.43322745   28.07418920     742.41452300
-----------------------------------------------------------------------------------------------------  ---------------------------
    ***** Final Installment of Principal & Interest Due on Class A1 Notes

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               STANISLAV PERTSEV
              JPMorgan Chase Bank - Structured Finance Services NY
                    4 NEW YORK PLAZA FLR 6, SBS-ABS 6/ 4NYP,
                            New York, New York 10004
                              Tel: (212) 623-5183
                              Fax: (212) 623-5933
                     Email: STANISLAV.PERTSEV@JPMORGAN.COM
                     ---------------------------------------

 Sec. 5.07 (a),(b)   Collections received with respect to the Receivables
                                           Payments Collected Attributed to Principal                                  6,865,510.26
                                           Accounts Paid in Full                                                       5,758,606.69
                                           Liquidated Receivables(including Cram-downs)                                  755,396.96
                                           Repurchased Receivables                                                             0.00
                                           Small Balance Write Offs(<=$25)                                                    69.52
                                           Other Principal Reductions                                                          0.00

                                           Payments Collected Attributable to Interest                                 2,592,184.38

Sec. 5.07 (c),(d),   Principal Allocations
   (e),(f)                                 Regular Principal Allocation                                               14,227,206.01
                                           Regular Principal Allocation per $1,000 original principal balance           26.97394894
                                           First Allocation of Principal                                                       0.00
                                           First Allocation of Principal per $1,000 original principal balance           0.00000000
                                           Second Allocation of Principal                                                      0.00
                                           Second Allocation of Principal per $1,000 original principal balance          0.00000000
                                           Third Allocation of Principal                                                       0.00
                                           Third Allocation of Principal per $1,000 original principal balance           0.00000000

Sec. 5.07 (g)       Pool Balance
                                           Beginning Pool Balance                                                    415,801,654.66
                                           Ending Pool Balance                                                       402,422,071.23

Sec. 5.07 (h)       Principal Distribution Amounts
                                           Principal Distribution - A-1                                                        0.00
                                           Principal Distribution - A-2                                               14,227,206.01
                                           Principal Distribution - A-3                                                        0.00
                                           Principal Distribution - A-4                                                        0.00
                                           Principal Distribution - B                                                          0.00
                                           Principal Distribution - C                                                          0.00
                                           Principal Distribution - D                                                          0.00

Sec. 5.07(i),(j)    Fees Paid
                                           Servicing Fee                                                                 346,501.38
                                           Servicing Fee per $1,000 original principal balance                           0.65694631
                                           Reimbursement of Servicing Advances                                             6,542.00
                                           Reimbursement of Servicing Advances per $1,000 original principal balance     0.01240325
                                           Reimbursement of Previous Monthly Int Advances                                184,537.70
                                           Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance   0.34987267
                                           Owner Trustee Fee                                                                 833.33
                                           Owner Trustee Fee per $1,000 original principal balance                       0.00157994
                                           Indenture Trustee Fee                                                             662.50
                                           Indenture Trustee Fee per $1,000 original principal balance                   0.00125606

Sec. 5.07 (k)       Current Period Losses
                                           Realized Losses                                                               435,370.54
                                           Cram Down Losses                                                                8,135.86

Sec. 5.07 (l),(o)   Current Period Liquidated or Purchased Receivables
                                           Principal Balance of Liquidated/Defaulted Receivables                747,261.10
                                           Principal Balance of Repurchased Receivables                               0.00

Section 5.07(m)     Delinquency Information
                                            Group Totals
                                                                                     Principal
                                            Period                Number               Balance               Percentage
                                           30-59 days                    150            2,268,390.51                   0.56 %
                                           60-89 days                     43              764,460.36                   0.19 %
                                           90+days                        51              792,916.00                   0.20 %
                                            Total                        244            3,825,766.87                   0.95 %

Sec. 5.07 (n)       Interest Distribution Amounts
                                           Interest Distribution - A-1                                                       0.00
                                           Interest Carryover Shortfall - A-1                                                0.00
                                           Cumulative Interest Carryover Shortfall - A-1                                     0.00

                                           Interest Distribution - A-2                                                 171,253.15
                                           Interest Carryover Shortfall - A-2                                                0.00
                                           Cumulative Interest Carryover Shortfall - A-2                                     0.00

                                           Interest Distribution - A-3                                                 216,173.88
                                           Interest Carryover Shortfall - A-3                                                0.00
                                           Cumulative Interest Carryover Shortfall - A-3                                     0.00

                                           Interest Distribution - A-4                                                 258,205.59
                                           Interest Carryover Shortfall - A-4                                                0.00
                                           Cumulative Interest Carryover Shortfall - A-4                                     0.00

                                           Interest Distribution - B                                                    37,454.09
                                           Interest Carryover Shortfall - B                                                  0.00
                                           Cumulative Interest Carryover Shortfall - B                                       0.00

                                           Interest Distribution - C                                                    28,837.74
                                           Interest Carryover Shortfall - C                                                  0.00
                                           Cumulative Interest Carryover Shortfall - C                                       0.00

                                           Interest Distribution - D                                                    53,469.17
                                           Interest Carryover Shortfall - D                                                  0.00
                                           Cumulative Interest Carryover Shortfall - D                                       0.00

Sec. 5.07 (p)       Repossession Information (Total Inventory)
                                           Number of Receivables as to which vehicles have been Repossessed                    65
                                           Balance of Receivables as to which vehicles have been Repossessed         1,119,594.73

Sec. 5.07 (q)       Extension Information
                                           Number of Extensions Granted                                                       572
                                           Principal Amount of Extensions Granted                                    9,189,747.01

Sec. 5.07 (r)       Overcollateralization Amounts
                                           Overcollateralization Target Amount                                       8,048,441.42
                                           Ending Overcollateralization Amount                                       5,946,731.44

Sec. 5.07 (s)       Cumulative Net Loss Ratio                                                                            0.2591 %

Sec. 5.07 (t)       Annualized Net Loss Ratio                                                                            0.6213 %

Sec. 5.07 (u)       Three-Month Annualized Net Loss Ratio                                                                0.9397 %

Sec. 5.07 (v)       Pool Delinquency Percentage                                                                          0.9300 %

Sec. 5.07 (w)       WAC                                                                                                  7.5311 %

Sec. 5.07 (w)       WAM                                                                                                 50.1755 %

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.